UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2005

(Exact name of registrant as specified in its charter)

Florida	0-25681	65-0423422
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)
11760 U.S. Highway One Suite 500 North Palm Beach, Florida (Address of principal executive offices)	33408 (Zip Code)
Registrant’s telephone number, including area code:  (561) 630-2400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

On November 30, 2005, Bankrate, Inc. (the “Company”) completed the acquisition of Wescoco LLC, a Delaware limited liability company d/b/a “FastFind” (“FastFind”) for $10 million in cash, subject to final Closing Date Net Working Capital adjustments under section 3.03 of the Agreement and Plan of Merger dated November 20, 2005. The Company paid $7 million in cash to the FastFind members and $3 million was placed in escrow to satisfy certain indemnification obligations of the FastFind members.

On December 1, 2005, the Company completed the acquisition of Mortgage Market Information Services, Inc., an Illinois corporation, and Interest.com, Inc., an Illinois corporation (“Interest.com” and collectively with Mortgage Market Information Services, Inc., “MMIS”), for $30 million in cash, subject to final Closing Date Equity adjustments under section 3.03 of the Agreement and Plan of Merger dated November 20, 2005.  The Company paid $26 million on December 8, 2005, $1 million on January 5, 2006, and $3 million was placed in escrow to satisfy certain indemnification obligations of MMIS’s shareholder.

The acquisitions of FastFind and MMIS collectively are herein referred to as the “Acquisitions.”

The Company has filed this report to provide the required historical audited and unaudited financial statements specified below in section (a) of FastFind and MMIS under Rule 3.05(b) of Regulation S-X and the required historical unaudited pro forma condensed combined financial statements specified below in section (b) under Rules 11-01 and 11-02 of Regulation S-X. The unaudited pro forma condensed combined financial statements are based on the historical financial statements of the Company, FastFind and MMIS, after giving effect to the Acquisitions.

The unaudited pro forma condensed combined balance sheet as of September 30, 2005 specified in section (b) is presented as if the Acquisitions had taken place on September 30, 2005. The unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2005 is presented as if the Acquisitions occurred on January 1, 2005. The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2004 is presented as if the Acquisitions occurred on January 1, 2004.

The preliminary allocation of the purchase price used to prepare the unaudited condensed combined financial statements is based on preliminary estimates. The final allocation of the purchase price will be based on the actual intangible and tangible assets that existed at the respective acquisition dates.

For more information about the FastFind and MMIS acquisitions, see the Company’s Current Report on Form 8-K filed with the SEC on December 6, 2005, which is hereby amended.

(a) Financial Statements of Businesses Acquired.

The following audited and unaudited financial statements of FastFind are furnished as Exhibit 99.1 and are incorporated herein by reference:

(i)	Independent Auditor’s Report

(ii)	Balance Sheet at December 31, 2004 (Audited)

(iii)	Statement of Operations from the Date of Inception February 10, 2004 Through December 31, 2004 (Audited)

(iv)	Statement of Members’ Deficit from the Date of Inception February 10, 2004 Through December 31, 2004 (Audited)

(v)	Statement of Cash Flows from Date of Inception February 10, 2004 Through December 31, 2004 (Audited)

(vi)	Notes to Financial Statement (December 31, 2004)

(vii)	Unaudited Condensed Balance Sheet at December 31, 2004 and September 30, 2005

(viii)	Unaudited Condensed Statement Of Operations from Date of Inception, February 10, 2004, Through September 30, 2004 and Nine Months Ended September 30, 2005

(ix)	Unaudited Condensed Statement Of Members’ Deficit for the Nine Months Ended September 30, 2005

(x)	Unaudited Statement of Members’ Deficit from Date of Inception, February 10, 2004, Through December 31, 2004

(xi)	Unaudited Condensed Statement of Cash Flows from Date of Inception, February 10, 2004, Through September 30, 2004 and Nine Months Ended September 30, 2005

(xii)	Notes to Unaudited Financial Statements (September 30, 2005)

The following audited financial statements of MMIS are furnished as Exhibit 99.2 and are incorporated herein by reference:

(i)	Independent Auditor's Report

(ii)	Combined Balance Sheet at December 31, 2004

(iii)	Combined Statement of Income for the Year Ended December 31, 2004

(iv)	Combined Statement of Changes in Stockholder’s Equity (Deficiency) for the Year Ended December 31, 2004

(v)	Combined Statement of Cash Flows for the Year Ended December 31, 2004

(vi)	Notes to Combined Financial Statements (December 31, 2004)

(vii)	Independent Auditor's Report

(viii)	Combined Balance Sheet at September 30, 2005

(ix)	Combined Statement of Income for the Nine Months Ended September 30, 2005

(x)	Combined Statement of Changes in Stockholder’s Equity (Deficiency) for the Nine Months Ended September 30, 2005

(xi)	Combined Statement of Cash Flows for the Nine Months Ended September 30, 2005

(xii)	Notes to Combined Financial Statements (September 30, 2005)

(b) Pro Forma Financial Information.

The following unaudited pro forma financial statements are furnished as Exhibit 99.3 and are incorporated herein by reference:

(i)	Unaudited Pro Forma Condensed Combined Balance Sheet at September 30, 2005

(ii)	Unaudited Pro Forma Condensed Combined Statement of Operations for the Nine Months Ended September 30, 2005

(iii)	Unaudited Pro Forma Condensed Combined Statement of Operations for the Year Ended December 31, 2004

(iv)	Notes to the Unaudited Pro Forma Condensed Combined Financial Statements

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of Moss Adams LLP
23.2	Consents of Virchow, Krause & Company, LLP
99.1	Audited and Unaudited Financial Statements of FastFind

	(i)	Independent Auditor’s Report
	(ii)	Balance Sheet at December 31, 2004 (Audited)
	(iii)	Statement of Operations from the Date of Inception February 10, 2004 Through December 31, 2004 (Audited)
	(iv)	Statement of Members’ Deficit from the Date of Inception February 10, 2004 Through December 31, 2004 (Audited)
	(v)	Statement of Cash Flows from Date of Inception February 10, 2004 Through December 31, 2004 (Audited)
	(vi)	Notes to Financial Statement (December 31, 2004)
	(vii)	Unaudited Condensed Balance Sheet at December 31, 2004 and September 30, 2005
	(viii)	Unaudited Condensed Statement Of Operations from Date of Inception, February 10, 2004, Through September 30, 2004 and Nine Months Ended September 30, 2005
	(ix)	Unaudited Condensed Statement Of Members’ Deficit for the Nine Months Ended September 30, 2005
	(x)	Unaudited Statement of Members’ Deficit from Date of Inception, February 10, 2004, Through December 31, 2004
	(xi)	Unaudited Condensed Statement of Cash Flows from Date of Inception, February 10, 2004, Through September 30, 2004 and Nine Months Ended September 30, 2005
	(xii)	Notes to Unaudited Financial Statements (September 30, 2005)

99.2	Audited Financial Statements of MMIS

	(i)	Independent Auditor's Report
	(ii)	Combined Balance Sheet at December 31, 2004
	(iii)	Combined Statement of Income for the Year Ended December 31, 2004
	(iv)	Combined Statement of Changes in Stockholder’s Equity (Deficiency) for the Year Ended December 31, 2004
	(v)	Combined Statement of Cash Flows for the Year Ended December 31, 2004
	(vi)	Notes to Combined Financial Statements (December 31, 2004)
	(vii)	Independent Auditor's Report
	(viii)	Combined Balance Sheet at September 30, 2005
	(ix)	Combined Statement of Income for the Nine Months Ended September 30, 2005
	(x)	Combined Statement of Changes in Stockholder’s Equity (Deficiency) for the Nine Months Ended September 30, 2005
	(xi)	Combined Statement of Cash Flows for the Nine Months Ended September 30, 2005
	(xii)	Notes to Combined Financial Statements (September 30, 2005)

99.3	(i)	Unaudited Pro Forma Condensed Combined Balance Sheet at September 30, 2005
	(ii)	Unaudited Pro Forma Condensed Combined Statement of Operations for the Nine Months Ended September 30, 2005
	(iii)	Unaudited Pro Forma Condensed Combined Statement of Operations for the Year Ended December 31, 2004
	(iv)	Notes to the Unaudited Pro Forma Condensed Combined Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPANY NAME CORPORATION

Date: February 13, 2006	By:	/s/ G. Cotter Cunningham
G. Cotter Cunningham
Senior Vice President Chief Operating Officer